BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Cover Sheet

CREAM MINERALS LTD.
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Confirmation of Service

Form Filed:	Transition Application
Date and Time of Filing:	March 15, 2005 04:50 PM Pacific Time
Transition Effective Date:	The transition is to take effect at the time that this application is filed with the Registrar.
Name of Company:	CREAM MINERALS LTD.
Incorporation Number:	**BC0071412**

This package contains:

- Certified Copy of the Transition Application
- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Transition Application

Form 43
BUSINESS CORPORATIONS ACT
Section 437

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
March 15, 2005

FILING DETAILS:	*Transition Application for:* **CREAM MINERALS LTD.**
Filed Date and Time :	**March 15, 2005 04:50 PM Pacific Time**
Transition Date and Time:	**Transitioned on March 15, 2005 04:50 PM Pacific Time**

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:
BC0071412

Name of Company:
CREAM MINERALS LTD.

NOTICE OF ARTICLES

Name of Company:

CREAM MINERALS LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Delivery Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

RECORDS OFFICE INFORMATION

Mailing Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Delivery Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
BERNER, SARGENT H.

Mailing Address:
2106 E KENT AVE S
VANCOUVER BC V5P4X2

Delivery Address:
2106 E KENT AVE S
VANCOUVER BC V5P4X2

Last Name, First Name Middle Name:
HOLCAPEK, FERDINAND

Mailing Address:
CIR. LAS BRISAS 439
REFF. LOS REMEDIOS MEXICO

Delivery Address:
CIR. LAS BRISAS 439
REFF. LOS REMEDIOS MEXICO

Last Name, First Name Middle Name:
LANG, FRANK A.

Mailing Address:
2523 WESTHILL DRIVE
WEST VANCOUVER BC V7S3A3

Delivery Address:
2523 WESTHILL DRIVE
WEST VANCOUVER BC V7S3A3

Last Name, First Name Middle Name:
LANG , RONALD M.

Mailing Address:
975 GUISACHAN ROAD
KELOWNA, BC V1Y7X2

Delivery Address:
975 GUISACHAN ROAD
KELOWNA, BC V1Y7X2

Last Name, First Name Middle Name:
TROUP, ARTHUR G.

Mailing Address:
3605 CREERY AVENUE
WEST VANCOUVER BC V7V3M2

Delivery Address:
3605 CREERY AVENUE
WEST VANCOUVER BC V7V3M2

Last Name, First Name Middle Name:
MERRIFIELD, ROBIN M

Mailing Address:
1400 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1

Delivery Address:
1400 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	500,000,000	COMMON Shares	Without Par Value
			Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

J S Powell
March 15, 2005

This Notice of Articles was issued by the Registrar on: March 15, 2005 04:50 PM Pacific Time

Incorporation Number: **BC0071412**

Recognition Date: Incorporated on October 12, 1966

NOTICE OF ARTICLES

Name of Company:

CREAM MINERALS LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Delivery Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

RECORDS OFFICE INFORMATION

Mailing Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Delivery Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
BERNER, SARGENT H.

Mailing Address:
2106 E KENT AVE S
VANCOUVER BC V5P4X2

Delivery Address:
2106 E KENT AVE S
VANCOUVER BC V5P4X2

Last Name, First Name Middle Name:
HOLCAPEK, FERDINAND

Mailing Address:
CIR. LAS BRISAS 439
REFF. LOS REMEDIOS MEXICO

Delivery Address:
CIR. LAS BRISAS 439
REFF. LOS REMEDIOS MEXICO

Last Name, First Name Middle Name:
LANG, FRANK A.

Mailing Address:
2523 WESTHILL DRIVE
WEST VANCOUVER BC V7S3A3

Delivery Address:
2523 WESTHILL DRIVE
WEST VANCOUVER BC V7S3A3

Last Name, First Name Middle Name:
LANG, RONALD M.

Mailing Address:
975 GUISACHAN ROAD
KELOWNA, BC V1Y7X2

Delivery Address:
975 GUISACHAN ROAD
KELOWNA, BC V1Y7X2

Last Name, First Name Middle Name:
TROUP, ARTHUR G.

Mailing Address:
3605 CREERY AVENUE
WEST VANCOUVER BC V7V3M2

Delivery Address:
3605 CREERY AVENUE
WEST VANCOUVER BC V7V3M2

Last Name, First Name Middle Name:
MERRIFIELD, ROBIN M

Mailing Address:
1400 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1

Delivery Address:
1400 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 500,000,000	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Cover Sheet

CREAM MINERALS LTD.
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	March 16, 2005 11:53 AM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	CREAM MINERALS LTD.
Incorporation Number:	**BC0071412**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
March 16, 2005

This Notice of Articles was issued by the Registrar on: March 16, 2005 11:53 AM Pacific Time

Incorporation Number: **BC0071412**

Recognition Date: Incorporated on October 12, 1966

NOTICE OF ARTICLES

Name of Company:

CREAM MINERALS LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Delivery Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

RECORDS OFFICE INFORMATION

Mailing Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

Delivery Address:
570 GRANVILLE STREET
SUITE 1400
VANCOUVER BC V6C 3P1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
BERNER, SARGENT H.

Mailing Address:
2106 E KENT AVE S
VANCOUVER BC V5P4X2

Delivery Address:
2106 E KENT AVE S
VANCOUVER BC V5P4X2

Last Name, First Name Middle Name:
HOLCAPEK , FERDINAND

Mailing Address:
CIR. LAS BRISAS 439
REFF. LOS REMEDIOS MEXICO

Delivery Address:
CIR. LAS BRISAS 439
REFF. LOS REMEDIOS MEXICO

Last Name, First Name Middle Name:
LANG , FRANK A.

Mailing Address:
2523 WESTHILL DRIVE
WEST VANCOUVER BC V7S3A3

Delivery Address:
2523 WESTHILL DRIVE
WEST VANCOUVER BC V7S3A3

Last Name, First Name Middle Name:
LANG , RONALD M.

Mailing Address:
975 GUISACHAN ROAD
KELOWNA, BC V1Y7X2

Delivery Address:
975 GUISACHAN ROAD
KELOWNA, BC V1Y7X2

Last Name, First Name Middle Name:
TROUP, ARTHUR G.

Mailing Address:
3605 CREERY AVENUE
WEST VANCOUVER BC V7V3M2

Delivery Address:
3605 CREERY AVENUE
WEST VANCOUVER BC V7V3M2

Last Name, First Name Middle Name:
MERRIFIELD, ROBIN M

Mailing Address:
1400 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1

Delivery Address:
1400 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value
		Without Special Rights or Restrictions attached